NOTICE OF GUARANTEED DELIVERY
                                       FOR
                       TENDER OF SHARES OF COMMON STOCK OF
                           THE ASIA TIGERS FUND, INC.

      This form, or one substantially equivalent hereto, must be used to accept the Repurchase Offer (as defined below) if stockholders' certificates for shares of common stock, par value $0.001 per share (the "Shares") of The Asia Tigers Fund, Inc. (the "Fund"), are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, January 13, 2006 (the "Repurchase Request Deadline"). The Fund has established a record date of December 16, 2005, for identifying stockholders eligible to receive Repurchase Offer materials. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Repurchase Request Deadline. See Section 5, "Procedure for Tendering Shares," of the Offer to Purchase.

                                 THE DEPOSITARY:

                                    PFPC INC.

                             Facsimile Copy Number:
                                  781-380-3388

                              Confirm by Telephone:
                             781-843-1833, Ext. 200

                          For Account Information Call:

                    Georgeson Shareholder Communications Inc.

                            Toll Free: 1-877-847-1383

               By First Class Mail, By Overnight Courier, By Hand:

  BY FIRST CLASS MAIL:    BY REGISTERED, CERTIFIED            BY HAND:
                             OR EXPRESS MAIL OR
                             OVERNIGHT COURIER:

       PFPC Inc.                 PFPC Inc.               c/o Computershare
   c/o Computershare         c/o Computershare        Attn: Corporate Actions
Attn: Corporate Actions   Attn: Corporate Actions   17 Battery Place, 11th Floor
    P.O. Box 859208         161 Bay State Drive          New York, NY 10004
Braintree, MA 02185-9208    Braintree, MA 02184

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        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
       ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

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Ladies and Gentlemen:

      The undersigned hereby tenders to The Asia Tigers Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Repurchase, dated December 22, 2005 and the related Letter of Transmittal (which together constitute the "Repurchase Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 5, "Procedure for Tendering Shares," of the Offer to Repurchase.

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Number of Shares Tendered: ___________________________

Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________

If Shares will be tendered by book-entry transfer, check box:

|_|   The Depository Trust Company

Account Number:

________________________________________________________________________________
Name(s) of Record Holder(s):

________________________________________________________________________________

________________________________________________________________________________

Address:

________________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number:

________________________________________________________________________________

________________________________________________________________________________
Taxpayer Identification (Social Security) Number:

________________________________________________________________________________
The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

_____________ Yes  _____________ No


                  (Note: If neither of these boxes is checked,
              any such uncertificated Shares will not be tendered.)


Dated: _________ , 200____                   _________________________________

                                             _________________________________
                                                       Signature(s)

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                                       2

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                                    GUARANTEE

      The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedures for book-entry transfer) into the Depositary's account at The Depositary Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Repurchase Request Deadline of the Repurchase Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

Name of Firm: __________________________      __________________________________
                                                    (AUTHORIZED SIGNATURE)

Address: _______________________________     Name: _____________________________
                                                       (PLEASE PRINT)

       _________________________________     Title: ____________________________
        CITY         STATE      ZIP CODE

Area Code and Tel. No. _________________     Dated: ___________________ , 200___

            DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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